UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2013

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K of Sunstone Hotel Investors, Inc. (the “Company”) filed on December 2, 2013. The sole purpose of this Form 8-K/A is to provide financial information regarding the Company’s acquisition of the Hyatt Regency San Francisco as required by Item 9.01, which was not included in the original Form 8-K filing announcing the completed acquisition of the hotel.

Item 9.01                                           Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

On December 2, 2013, the Company completed the acquisition of the 802-room Hyatt Regency San Francisco for a gross purchase price of $262.5 million, excluding closing costs and adjustments. The acquisition was funded with proceeds from the Company’s November 1, 2013 issuance of common stock. The Hotel will continue to be operated by Hyatt Corporation under an operating lease with economics that follow a typical management fee structure.

The Company purchased the Hyatt Regency San Francisco from SFHR LLC, a wholly owned subsidiary of Dune/DiNapoli SFHR LLC. The combined balance sheets of Dune/DiNapoli SFHR LLC, Dune/DiNapoli SFHR Operator LLC and Subsidiaries as of September 30, 2013 (unaudited) and December 31, 2012 (audited) and the related combined statements of operations, combined statements of members’ equity and combined statements of cash flows for the nine months ended September 30, 2013 and 2012 (unaudited) and the year ended December 31, 2012 (audited) are attached hereto as Exhibit 99.1 and are included herein.

(b)         Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2013, and the unaudited pro forma consolidated statements of operations of the Company for the nine months ended September 30, 2013 and the year ended December 31, 2012 are attached hereto as Exhibit 99.2 and are included herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: January 13, 2014	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1

Dune/DiNapoli SFHR LLC, Dune/DiNapoli SFHR Operator LLC and Subsidiaries Combined Financial Statements as of September 30, 2013 (unaudited) and December 31, 2012 (audited), and for the nine months ended September 30, 2013 and 2012 (unaudited) and the year ended December 31, 2012 (audited)

99.2

Sunstone Hotel Investors, Inc.’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2013, and for the nine months ended September 30, 2013 and the year ended December 31, 2012